                            BORROWER PLEDGE AGREEMENT


         AGREEMENT, made this 31st day of May , 2000, by and between:

         SUPREMA SPECIALTIES, INC., a New York corporation, having an office at 510 East 35th Street, Paterson, New Jersey 07543 (hereinafter referred to as the "Pledgor"); and

         FLEET BANK, N.A., a national banking association, having an office at 208 Harristown Road, Glen Rock, New Jersey 07452, as administrative and collateral agent for the ratable benefit of the Banks (as hereinafter defined) (in such capacity, hereinafter referred to as the "Agent").

                              W I T N E S S E T H:

         WHEREAS:

                  (A) The Pledgor has entered into a certain Third Amended and Restated Revolving Loan, Guaranty and Security Agreement, dated as of September 23, 1999, as amended by Amendment No. 1 and Assignment Agreement dated March 10, 2000 (hereinafter, as so amended and as it may from time to time be amended, modified or supplemented, referred to as the "Loan Agreement") with the Banks signatory thereto (the "Banks"), the Agent, the Documentation Agent (as defined therein) and the Syndication Agent (as defined therein) pursuant to which the Banks have agreed to lend to the Pledgor the principal amount set forth therein, upon and subject to the terms and conditions of the Loan Agreement;

                  (B) In order to induce the Banks to execute and deliver Amendment No. 1, the Pledgor has agreed to pledge all of the issued and outstanding stock of the domestic Subsidiaries owned by it as collateral security for the performance of all of its Indebtedness, liabilities and obligations to the Banks, arising under the Loan Agreement and the Notes;

                  (C) Pursuant to a letter agreement between the Pledgor and the Agent dated March 10, 2000 the Pledgor has agreed to execute and deliver this Pledge Agreement; and

                  (D) All capitalized terms that are not defined herein but that are defined in the Loan Agreement shall have the respective meanings ascribed thereto therein;

         NOW, THEREFORE, in consideration of the foregoing, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

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         1. The term "Pledged Stock" as used herein shall mean and include all of the issued and outstanding shares, whether now owned or hereafter acquired by the Pledgor, of the capital stock of each of its direct and indirect Subsidiaries organized under the laws of the United States of America or a state thereof, including, without limitation all of the issued and outstanding stock of the Subsidiaries listed on Schedule A hereto, and, also, any shares, stock certificates, options or rights issued by any of the Subsidiaries as an addition to, in substitution of, or in exchange for any such shares, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

         2. (a) As collateral security for the due payment and performance of all Indebtedness and other liabilities and obligations of the Pledgor to the Banks, the Agent, the Syndication Agent and the Documentation Agent under the Loan Agreement and the Notes and all instruments, agreements and documents executed, issued and delivered pursuant thereto, whether now existing or hereafter arising and whether or not currently contemplated (all of the foregoing Indebtedness, liabilities and obligations are hereinafter called the "Obligations"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Agent, for the ratable benefit of the Banks, all the Pledged Stock, and hereby grants to the Agent, for the ratable benefit of the Banks, a first security interest in all such Pledged Stock and in any and all proceeds thereof and substitutions therefor.

         (b) If the Pledgor shall become the holder of any stock of any Person that becomes a direct or indirect Subsidiary of the Pledgor after the date hereof or shall for any other reason become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution of stock in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor shall accept any such instruments as the Agent's agent, shall hold them in trust for the Agent, and shall deliver them forthwith to the Agent in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Agent, subject to the terms hereof, as further collateral security for the Obligations.

         (c) Provided that no Event of Default exists and shall be continuing, but subject in all respects to the terms, conditions, prohibitions or limitations on the following actions of the Pledgor provided in the issuer of the Pledged Stock's organizational documents, the Pledgor shall be entitled to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock (including, without limitation, to make determinations to exercise any election (including, without limitation, election of remedies) or option, to receive cash dividends, to give or receive any notice, consent, amendment, waiver or approval), provided that no ratification shall be given, nor any power pertaining to the Pledged Stock exercised, nor any other action taken, which would violate or be inconsistent with the terms of this Agreement or any of the

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other Loan Documents, or which would have the effect of impairing the position or interests of the Agent, in each case in such a manner as would reasonably be expected to have a material adverse effect. At any time following the occurrence of an Event of Default, any or all shares of the Pledged Stock held by the Agent hereunder may, at the option of the Agent or its nominee, be registered in the name of the Agent or its nominee. The Agent or its nominee may thereafter, after the occurrence of and during the continuance of any Event of Default, upon prior written notice (which may be same days' notice) exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon, and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         (d) Following the occurrence and during the continuance of any Event of Default, the Agent shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be paid to the Agent to be held by the Agent as additional security hereunder until applied to the Obligations.

         (e) Following the occurrence and during the continuance of any Event of Default, the Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Agent's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

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            (f) The proceeds of any collection, recovery, receipt,
appropriation, realization or sale as aforesaid, shall be applied as follows:

                (i) First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Agent hereunder, including reasonable attorneys' fees and legal expenses;

                (ii) Second, to the satisfaction of the Obligations;

                (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code of the State of New Jersey (or any successor statute); and

                (iv) Fourth, to the Pledgor to the extent of the surplus proceeds, if any.

            (g) The Agent need not give more than ten business days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

            (h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Agent or any or all of the Banks are legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the Default Rate, and the reasonable fees of any attorneys employed by the Agent on behalf of the Banks to collect such deficiency, pursuant to the Loan Agreement.

         3. The Pledgor represents and warrants that:

            (a) The Pledged Stock owned by the Pledgor is owned directly and beneficially and of record by the Pledgor in the respective amounts set forth on Schedule A hereto;

            (b) The shares of the Pledged Stock constitute One Hundred (100%) percent of all of the issued and outstanding shares of capital stock of each Subsidiary of the Pledgor that is organized under the laws of the United States of America or a state thereof;

            (c) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, Lien, charge, encumbrance or any security interest in such shares or the proceeds thereof except for the security interest granted to the Agent hereunder or under the Loan Agreement; and

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            (d) Upon delivery of the Pledged Stock to the Agent, this Pledge
Agreement creates and grants a valid first Lien on and perfected security interest in the shares of the Pledged Stock and the proceeds thereof, subject to no prior security interest, Lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor that would include the Pledged Stock.

         4. (a) The Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not:

                (i) sell, convey or otherwise dispose of any shares of the Pledged Stock owned or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of such Pledged Stock or the proceeds thereof other than that created hereby or by the Loan Agreement; or

                (ii) consent to or approve the issuance of any additional shares of stock by any domestic Subsidiary unless same are promptly pledged to the Agent pursuant to this Agreement.

            (b) The Pledgor warrants and will defend the Agent's right, title, special property and security interest in and to the Pledged Stock against the claims of any Person, firm, corporation or other entity.

         5. The Pledgor recognizes that the Agent may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Agent has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

         6. The Pledgor shall at any time and from time to time, upon the written request of the Agent, execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Agent on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A hereto.

         7. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor or in accordance with the Pledgor's instructions.

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            (b) No course of dealing between the Pledgor, the Agent or any of the Banks, nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Loan Agreement or the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) The rights and remedies herein provided, and provided in the Loan Agreement and the Notes and in all other agreements, instruments and documents delivered pursuant to the Loan Agreement, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of the State of New Jersey.

            (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

         8. All notices and other communications pursuant to this Pledge Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested) or confirmed telecopy, addressed as set forth in the Loan Agreement.

         9. This Pledge Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

         10. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

         [Balance of page intentionally blank. Signature page follows.]

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         IN WITNESS WHEREOF, the parties have caused these presents to be duly executed and delivered the day and year first above written.

                                      SUPREMA SPECIALTIES, INC.


                                      By /s/ Mark Cocchiola
                                        ----------------------------------------
                                        Title: President


                                      FLEET BANK, N.A., as Agent


                                      By /s/ Unintelligible
                                        ----------------------------------------
                                        Title: Vice President

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                                   SCHEDULE A
                               TO PLEDGE AGREEMENT

                                  PLEDGED STOCK

                                             Number        Certificate
Corporation                                  of Shares     Number        Class
-----------                                  ---------     -----------   -----

Suprema Specialties West, Inc.                  10           1           Common

Suprema Specialties Northeast, Inc.            100           1           Common

                                    EXHIBIT A
                               TO PLEDGE AGREEMENT

                                IRREVOCABLE PROXY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint FLEET BANK, N.A., its successors and assigns, as Agent (the "Agent") for the Banks (the "Banks") signatory to the Loan Agreement (as defined in the Pledge Agreement referred to below) and each of the Agent's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of ________________________, a __________________ corporation (hereinafter referred to as the "Corporation"), that it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

         This Proxy is given to the Agent and to its officers and employees in consideration of the loans made by the Banks to the undersigned, and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith between the undersigned and the Agent, for the ratable benefit of the Banks, and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon the undersigned and its successors and assigns until the payment in full of all of the Obligations (as defined in the aforesaid Pledge Agreement) and may be exercised only after an Event of Default under the Loan Agreement (as such terms are defined in the aforesaid Pledge Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this _____ day of _____________.

                                       SUPREMA SPECIALTIES, INC.


                                       By
                                         ---------------------------------------
                                                                         Title